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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                Date of report (date of earliest event reported):

                                  JULY 8, 2001


                          INTERNATIONAL GAME TECHNOLOGY
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             (Exact name of registrant as specified in its charter)


           Nevada                      001-10684               88-0173041
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Formation)                  File Number)        Identification Number)


                    9295 Prototype Drive, Reno, Nevada 89511
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               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
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              (Registrant's telephone number, including area code)


                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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        The registrant hereby amends Exhibit 2 to its report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2001. The corrected
Exhibit 2 is set forth herein in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

Exhibit No.    Description
-----------    -----------
2              Agreement and Plan of Merger, dated as of July 8, 2001, by and among International Game Technology, NAC Corporation and Anchor
               Gaming.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERNATIONAL GAME TECHNOLOGY
                                                (Registrant)


Date: July 11, 2001                 By:          /s/ Maureen Mullarkey
                                        ----------------------------------------
                                    Name: Maureen Mullarkey
                                    Its:  Chief Financial Officer and Vice
                                          President, Finance





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                                  EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.    Description
-----------    -----------
2              Agreement and Plan of Merger, dated as of July 8, 2001, by and among International Game Technology, NAC Corporation and Anchor
               Gaming.




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